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                        SECURITIES AND EXCHANGE COMMISSIO


                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act

                                 October 13, 2000
                                  Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                            SYNDICATION NET.COM, INC.
              -----------------------------------------------------

                    (Exact Name of Registrant as Specified in
                                   its Charter)

                               The Hartke Building
                                7637 Leesburg Pike
                           Falls Church, Virginia 22043
                     ----------------------------------------

                     (Address of principal executive offices)



                                   202/467-2788
                          ------------------------------
                         (Registrant's telephone number)


    Delaware                      0-29701                      52-2218873
   --------------               -------------                -------------
(State or other                (Commission                 (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation

                        GENERATION ACQUISITION CORPORATION
                               1504 R Street, N.W.
                              Washington, D.C. 20009

                         --------------------------------
                         (Former name and former address)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

                         (a)  On October 13, 2000,
            pursuant to an Agreement and Plan of
            Reorganization (the "Acquisition Agreement") between Generation Acquisition Corporation
            ("Generation"), Life2K.com, Inc. ("Life2K") and the owners of the outstanding shares of Life2K, Generation acquired all the outstanding shares of common stock of Life2K from the shareholders thereof in an exchange for an aggregate of 10,656,750 shares of common stock of Generation (the "Acquisition").

                         The Acquisition is intended to
            qualify as a reorganization within the
            meaning of Section 368(a)(1)(B) of the
            Internal Revenue Code of 1986, as amended.

                         On October 13, 2000, pursuant
            to an Agreement and Plan of Merger (the
            "Merger Agreement") between Generation and its wholly-owned subsidiary, Life2K, Life2K was merged with and into Generation.

                         In connection with the merger,
            Generation changed its name to
            SyndicationNet.com, Inc. ('SyndicationNet" or the "Company").

                         Copies of the Acquisition
            Agreement and Merger Agreement are filed as exhibits to this Current Report and are incorporated in their entirety herein. The foregoing description is modified by such reference.

                          (b) The following table
            contains information regarding the
            shareholdings of SyndicationNet's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days hereof):


                        Number of shares of             Percent of Common
                        Common Stock Beneficially       Stock Beneficially
Name                     Owned (1)                       Owned (1)

Vance Hartke                       10,000                     *
President and Director
6500 Kerns Court
Falls Church, VA 22044

Cynthia White                      20,000                     *
Chief Financial Officer
102 NE 2 Street, #333
Boca Raton, FL 33432

Mark Griffith                      10,000                     *
Secretary, Treasurer and
Director
465 N.E. 3rd Street
Boca Raton, FL 33432

Mark Solomon                       94,000                     *
Director
901 South  Federal Highway
Fort Lauderdale, FL 22216

Wayne Hartke                        10,000                   *
Director
10824 Burr Oak Way
Burke, VA 22015

Howard B. Siegel                    10,000                    *
Director
15902 South Barker Landing
Houston, TX 77079

Dale Hill                        5,097,168                   47.8%
5056 Westgrove Drive
Dallas, Texas 75248

Brian Sorrentino                 3,672,924                   34.4%
422 N.E. 3rd Street
Boca Raton, FL 33432

All Officers and Directors         154,000                    1.44%
as a group (6 persons)

  * Represent less than 1% of the outstanding shares of the Company

(1) Based upon 10,656,750 shares of the Company's common stock issued and outstanding as of October 17, 2000.

ITEM 2.     ACQUISITION OR DISPOSITION OF  ASSETS

                         (a) The consideration exchanged
            pursuant to the Acquisition Agreement was negotiated between Generation and Life2K. In evaluating the Acquisition, Generation used criteria such as Life2K's ability to acquire controlling interests in or participate in the creation of, and provide financial, management and technical support to, development stage Internet business to business ("B2B") or e-commerce businesses,
            Life2K's proposed acquisition strategy,
            Life2K management's experience in the
            financial, business and Internet industry, and Life2K's anticipated business operations. Generation had no assets or liabilities and in evaluating Generation,
            Life2K placed a primary emphasis on
            Generation's status as a reporting company under Section 12(g) of the Securities
            Exchange Act of 1934, as amended, and the facilitation of Life2K becoming a reporting company under the 1934 Act.

                         (b) The Company intends to
            actively develop the business strategies, operations and management teams of acquired or founded entities.

            THE COMPANY

                         SyndicationNet.com, Inc., a
            Delaware corporation, is a start-up holding company which was formed to acquire controlling interests in or to participate in the creation of, and to provide financial, management and technical support to, development stage Internet business to business ("B2B") or e-commerce businesses.
            The Company's strategy is to integrate
            affiliated companies into a network and to actively develop the business strategies, operations and management teams of the affiliated entities.

                         The Company currently has one
            wholly-owned subsidiary, Kemper Pressure
            Treated Forest Products, Inc. ("Kemper").
            Kemper is engaged in the retail brokerage business of preservative treated lumber such as utility poles, bridge pilings, timber and guardrail posts. Kemper is also developing computer software applications that will enable Kemper to manage on-line bidding for the treatment, sale and shipment of processed wood.

                         The Company has limited
            finances and requires additional funding in order to accomplish its acquisition objectives. There is no assurance that the Company will have revenues in the future or that it will be able to secure other funding necessary for its future growth and expansion. The Company intends to acquire companies in the early stages of development with limited operating history, little revenue and possible losses, and if such entities do not succeed, the value of the Company's assets, its results of operations and the price of the Company's common stock could decline. See "Risk Factors".

            THE MARKET

                       The Company believes that the
            Internet's substantial growth has created a market opportunity to facilitate the activities of electronic commerce. As
            Internet-based network reliability, speed and security continue to improve, and as more businesses are connected to and familiar with the Internet, traditional
            "brick and mortar" businesses are beginning to use the Internet to conduct e-commerce and to create new revenue opportunities by enhancing their interactions with new and existing customers. Businesses are also using the Internet to increase efficiency in their operations through improved communications, both internally and with suppliers and other business partners. The
            Company's management team believes that it can offer development stage Internet companies strategic guidance regarding business model development, market positioning, management selection, day-to-day operational support and the introduction to strategic investors that start-up companies often need to fulfill their business objectives.

            BUSINESS AND ACQUISITION STRATEGY

                         The Company may take advantage
            of various potential business acquisition opportunities through the issuance of the Company's securities. The Company believes it can assist development stage companies in the following areas:

                         -to develop and implement
                         business models that capitalize
                         on the Internet's ability to
                         provide solutions to
                         traditional companies;

                         - to build a corporate
                         infrastructure including a
                         management team, a qualified
                         sales and marketing department,
                         information technology, finance
                         and business development;

                         - to assist in managing rapid
                         growth and the flexibility to
                         adopt to the changing Internet
                         marketplace and technology;

                         - to assist in evaluating,
                         structuring and negotiating
                         joint ventures, strategic
                         alliances, joint marketing
                         agreements and other corporate
                         transactions; and

                         -to advise in matters related
                         to corporate finance, financial
                         reporting and accounting
                         operations.

                         The Company believes that  its
            management team is qualified to identify companies that are positioned to succeed.
            In evaluating whether to act as a consultant to a particular company or, perhaps, to acquire an interest in an existing company, the Company intends to apply an analysis which includes, but is not limited to, the following factors:

                         1.  Industry evaluation to
            determine inefficiencies that may be
            alleviated though Internet or e-commerce use and evaluation of the profit potential, the size of the market opportunity and the competition that exists for that particular industry.


                         2.   Target company evaluation
            to determine if the target company has the products, services and skills to become successful in its industry.

                         3.  Overall quality and
            industry expertise evaluation of a potential acquisition candidate in deciding whether to acquire a target company. If the target company's management skills are lacking, a determination must be made as to whether a restructuring of its corporate infrastructure is feasible and, if done so, whether it would be successful.

                         4.  Evaluation of the Company's
            equity position in a target company and
            extent that the Company will be able to
            exert influence over the direction and
            operations of the development stage company.

                         5.  As a condition to any
            acquisition, the Company intends to require representation on the target company's board of directors to ensure its ability to provide active guidance to the acquired company. The Company intends to structure its acquisitions to permit the acquired company's management and key personnel to retain an equity stake in the company.

            COMPETITION

                         The market to acquire interests
            in development stage Internet companies is highly competitive. The Company is a development stage company without operating history and many of the Company's competitors will have more experience identifying and acquiring equity interests in Internet companies and have greater financial, research and management resources than the Company. In addition, the Company may encounter substantial competition from new market entrants. Some of the Company's current and future competitors may be significantly larger and have greater name recognition than the Company. Many investment oriented entities have significant financial resources which may be more attractive to entrepreneurs of development stage companies than obtaining the Company's consulting, management skills and networking services. There can be no assurance that the Company will be able to compete effectively against such competitors.

            BUSINESS OF THE COMPANY'S SUBSIDIARY, KEMPER
            PRESSURE TREATED FOREST PRODUCTS, INC.

                    The Company's wholly owned
            subsidiary, Kemper Pressure Treated Forest
            Products, Inc. ("Kemper") was incorporated on December 28, 1987 under the state laws of Mississippi. Kemper was organized to procure, buy, sell and harvest products for treating poles, conventional lumber and wood products, as well as preserve and treat wood and forest products for sale in wholesale and retail markets. On October 9, 1997,
            Kemper entered into an asset purchase
            agreement and lease assignment with Electric
            Mills Wood Preserving, Inc. ("Electric
            Mills"), under which Kemper sold all its assets and reassigned its lease related to its manufacturing enterprise. Currently
            Kemper acts as a retail broker of treated timber, having eliminated virtually all of its manufacturing capacities.

                    Kemper markets, distributes and
            arranges transportation for treated pine and hardwood lumber products which are used for utility poles, transmission poles, pilings, bridge timbers, mining ties and guardrail posts. Kemper, in working with the utility industry, procures two classifications of lumber poles: (i) distribution poles which are typically used for electricity, cable, telephone and other wires and (ii) transmission poles capable of carrying high voltage electricity.

            OPERATIONS OF KEMPER

                    Kemper currently engages the
            services of a third party supplier, Electric
            Mills, which provides 100% of Kemper's wood treating and procurement services on a per purchase basis. Management believes that, if needed, other suppliers could provide these services on comparable terms. A change in suppliers could, however, cause a delay in manufacturing and a possible loss of sales, which would adversely affect
            Kemper's results of operations.

                    Kemper currently has one customer,
            Shelby County Forest Products, Inc., Tacoma,
            Washington, which accounts for 100% of
            Kemper's revenues. Although Kemper's
            management team is continually negotiating contracts with potential customers, a loss of its current customer would have a material adverse affect on Kemper's results of operations.

                    For the six month period ending June
            30, 2000, Kemper had incurred a net
            operating loss of $(93,757).

            SUMMARY FINANCIAL STATEMENTS

                         The following is taken from the
            audited consolidated financial statements
            for Life2K.com, Inc. and subsidiary   of
            December 31, 1999 and 1998 and the unaudited
            consolidated financial statements for
            Life2K.com, Inc. and subsidiary   for the
            six months ended June 30, 2000.

                              Year Ended         Year Ended       6 Months
                            December 31         December 31      Ended June
                                 1999               1998          30, 2000
                                                                   unaudited
Income Statement Items:
    Sales                    $5,597,676         $4,494,708       $3,380,537
    Cost of sales             5,526,429          4,403,509        3,357,919
    Gross margin                 71,147             91,199           22,618
    Operating Loss             (186,318)           (83,902)         (93,757)

Balance Sheet Items

   Total current assets         493,420                              11,271
   Total assets                 496,150                             660,187
   Current liabilities          962,524                           1,012,318

            COMPETITION IN THE WOOD PRODUCTS INDUSTRY

                    The wood products industry is highly
            competitive and includes a large number of companies manufacturing relatively standardized products. The principal means of competition in the lumber industry are log costs, unit production costs, pricing, product quality, and the ability to satisfy customer needs promptly. Many of Kemper's competitors are larger integrated companies that have significantly greater financial, production, harvesting and marketing resources than Kemper. Several of these competitors owns acres of timberland and have a significant base of low-cost fee timberland and timber contracts which protects them from fluctuations in log prices and gives them a potential advantage over Kemper, which relies on the open log market to supply the bulk of its raw materials requirements.

            EMPLOYEES

                    As of October 25, 2000 the Company
            and its subsidiary had an aggregate of three full time employees and one significant consultant.

            PROPERTY

                    The Company  is headquartered in the
            Hartke Building located at 7637 Leesburg
            Pike, Falls Church, Virginia 22043.  Retired
            Senator Vance Hartke, the president of the Company and the owner of the Hartke
            Building, has granted the Company the use of office space in the Hartke Building with accrued rent to be paid at such time as the Company has acquired adequate liquidity to pay the accrued and current rent. The
            Company projects that such office space
            should be sufficient for its anticipated needs for the foreseeable future.

                    The Company's telephone number is
            703/748-3480 or 202/467-2788, and its fax
            number is 703/790-5435.

            LITIGATION

                     There is no current outstanding
            litigation in which the Company is involved other than routine litigation incidental to ongoing business.

            DESCRIPTION OF SECURITIES

                         The Company's certificate of
            incorporation, by-laws and corporate
            governance are subject to the provisions of the Delaware General Corporation Law, as amended and interpreted from time to time.

            COMMON STOCK

                         The Company is authorized to
            issue 100,000,000 shares of common stock, $.0001 par value per share, of which 10,656,750 shares were outstanding as of the date of this report.

                         Holders of shares of common
            stock are entitled to one vote for each
            share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.

                         Holders of common stock have no
            preemptive rights to purchase the Company's common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the Common Stock.

            PREFERRED STOCK

                         The Company is authorized to
            issue 20,000,000 shares of preferred stock, $.0001 par value per share. As of the date of this report, there were no shares of preferred stock outstanding. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholders. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the shareholders and may adversely affect the voting and other rights of the holders of common stock. At present, the Company has no plans to issue any preferred stock nor adopt any series, preferences or other classification of preferred stock.

            MARKET FOR THE COMPANY'S SECURITIES

                         There is currently no trading
            market for the Company's securities. The
            Company intends to file a registration
            statement on Form SB-2, or such other form as may be required, to register certain of the securities held by its shareholders and such other securities as it may deem advisable.

                         After effectiveness of the
            registration statement, the Company intends to apply for quotation of its securities on the NASD OTC Bulletin Board. If the Company's securities are not quoted on the NASD OTC Bulletin Board, a securityholder may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's securities. The over-the-counter market
            ("OTC") differs from national and regional stock exchanges in that it (1) is not cited in a single location but operates through communication of bids, offers and confirmations between broker-dealers and (2) securities admitted to quotation are offered by one or more broker-dealers rather than the "specialist" common to stock exchanges.
            When qualified, if ever (of which there can be no assurance), the Company intends to apply for quotation of its securities on the Nasdaq SmallCap Market.

                         In order to qualify for
            admission for listing on the Nasdaq SmallCap
            Market, an equity security must, in relevant summary, (1) be registered under the Securities Exchange Act of 1934; (2) have at least three registered and active market makers, one of which may be a market maker entering a stabilizing bid; (3) for initial inclusion, be issued by a company with $4,000,000 in net tangible assets, or $50,000,000 in market capitalization, or
            $750,000 in net income in two of the last three years (if operating history is less than one year then market capitalization must be at least $50,000,000); (4) have a public float of at least 1,000,000 shares with a value of at least $5,000,000; (5) have a minimum bid price of $5.00 per share;
            and (6) have at least 300 beneficial
            shareholders.

                         In order to qualify for
            quotation on the NASD OTC Bulletin Board, an equity security must have one registered broker-dealer, known as the market maker, willing to list bid or sale quotations and to sponsor such a Company listing. If it meets the qualifications for trading securities on the NASD OTC Bulletin Board the Company's securities will trade on the NASD OTC Bulletin Board until such future time, if at all, that it applies and qualifies for admission for listing on the Nasdaq SmallCap Market. The Company may never qualify for trading on the NASD OTC
            Bulletin Board or listing on the NASD
            SmallCap Market.

                                    MANAGEMENT

                         The following table sets forth
            certain information regarding the members of the Company's board of directors and its executive officers:

        Name                 Age               Position

        Vance Hartke         81    President and Director

        Mark Griffith        41    Treasurer, Secretary and Director

        Cynthia White        32    Chief Financial Officer

        Mark Solomon         45    Director

        Wayne Hartke         52    Director

        Howard B. Siegel    57     Director

                    The Company's directors have been
            elected to serve until the next annual
            meeting of the stockholders of the Company and until their respective successors have been elected and qualified or until death, resignation, removal or disqualification.
            The Company's Certificate of Incorporation provides that the number of directors to serve on the Board of Directors may be established, from time to time, by action of the Board of Directors. Vacancies in the existing Board are filled by a majority vote of the remaining directors on the Board.
            The Company's executive officers are
            appointed by and serve at the discretion of the Board. Directors receive an annual issuance of 10,000 shares of the Company's common stock for serving as directors of the Company and are repaid for expenses incurred in performing their obligations thereof.

                    SENATOR VANCE HARTKE, ESQ. (retired)
            has served as the President and a director
            of the Company since August 1999.   Senator
            Hartke received his Juris Doctor in 1948 from Indiana University Law School. From
            1956 to 1958, Senator Hartke served as the Mayor of the City of Evansville, Indiana.
            From 1958 to 1976, Senator Hartke served as the United States Senator from Indiana for three terms. Senator Hartke was a member of the United States Senate Finance Committee and a member of the United States Senate
            Commerce Committee.

                    Senator Hartke is a practicing
            attorney who currently heads "The Hartke
            Group", a full service, family-owned,
            business advisory/consulting firm. Over a period of 30 years, Senator Hartke has been involved with the United Nation, the World
            Health Organization, the Food and
            Agricultural Organization,  the United
            Nations Development Program, the World Bank,
            U.S. Aide, the Overseas Private Investment
            Corporation, the Export-Import Bank, the
            Inter American Development Bank and various agencies of the United States
            Administration, the United States Senate and the United States House of Representatives.

                    Senator Hartke is the co-founder of
            the American Trial Lawyers Association and the founder of the International Executive
            Service Corps. Senator Hartke currently serves as a director of Neptune
            Pharmaceuticals USA, Inc., a privately held company that imports and exports pharmaceutical products and also serves as a director of Wood Holdings, Inc. and Wood
            Sales, Inc., privately held companies in the wood preservative industry.

                    MARK SOLOMON, ESQ. has served as
            Chairman of the Board of Directors of the Company since August 1999. Mr. Solomon received a Bachelor of Science Degree from Nova University in 1976 and received his Juris Doctor from Nova University Law School in 1979. Mr. Solomon is a practicing attorney specializing in criminal law and business law.

                    CYNTHIA WHITE has served as the
            Chief Financial Officer of the Company since
            August 1999. Since October 1991, Ms. White has owned The Accelerated Group, Inc., an accounting firm which specializes in corporate and individual taxes, audits, financial reporting and business consultation. From 1992 to 1993, Ms. White served as the Comptroller for
            Optoelectronics, Inc. and prior to that
            served as an accountant for Florida Business
            Services, Inc. and the accounting firm of James and Surman. In 1992, Ms. White received her Bachelor of Arts degree from Florida Atlantic University with a major in accounting. Ms. White also serves as the treasurer for the Boca Raton Society for the Disabled, Inc.

                    MARK GRIFFITH has served as the
            Treasurer, Secretary and a director of the Company since August 1999. Mr. Griffith received his Bachelor of Arts degree in History and in Education from Salisbury
            State University in 1984.  Prior to 1997,
            Mr. Griffith worked as a stockbroker for J.W. Grant and Associates. From 1997 to present Mr. Griffith served as the Chief
            Compliance Officer for the Agean Group, a securities brokerage firm located in Florida.

                    WAYNE HARTKE, ESQ. has served as a
            director of the Company since August 1999.
            Mr. Hartke received his Bachelor of Arts from the University of Pennsylvania in 1970 and his Juris Doctor in 1973 from the California Western School of Law. Since
            1978, Mr. Hartke has been a partner in the law firm of Hartke & Hartke. Mr. Hartke served as corporate counsel to Norris
            Satellite Communications, Inc. where he
            participated in negotiations regarding
            satellite launch contracts. Mr. Hartke also has experience in Federal Communications
            Commission license applications, the
            development and sale of coal properties, international crude oil purchases and the acquisition and marketing of Internet domain names.

                    Mr. Hartke currently serves as a
            director of Wood Holdings, Inc. and  Wood
            Sales, Inc., privately held companies in the wood preservative industry. Mr. Wayne Hartke is the son of retired Senator Vance Hartke, the President and a director of the Company.

                     HOWARD S. SIEGEL, ESQ. has served
            as a director of the Company since August
            1999. Mr. Siegel received his Juris Doctor in 1969 from St. Mary's University Law
            School. Since 1969, Mr. Siegel has been a practicing attorney. For the past five years Mr. Siegel has worked as an attorney with the law office of Yuen & Associates, located in Houston, Texas. Prior to working for Yuen & Associates, Mr. Siegel was employed with the Internal Revenue Service, Tenneco, Inc., Superior Oil Company and
            Braswell & Paterson. Mr. Siegel serves as a director of Golden Triangle Industries, Inc.
            (GTII), a public company traded on the
            Nasdaq Stock Market, and serves as a
            director for Signature Motor Cars, Inc, a privately-held company.

            RELATED TRANSACTIONS

                    On April 7, 1999 Kemper ratified a
            corporate service consulting agreement with
            Source Management Services, Inc., a company of which Brian Sorrentino, a controlling shareholder, is the principal.
            Source Management is to oversee
            the general activities of Kemper on a day to day basis, develop and execute Kemper's business plan, assist in the preparation of audits, registration statements and the listing of Kemper's securities on the NASD
            OTC Bulletin Board.  For the fiscal year
            2000, Kemper has agreed to compensate Source
            Management the greater of $150 per hour or $17,500 per month. If and when Kemper's securities are traded on any United States stock exchange, Source Management will be awarded a bonus of 5% of the outstanding shares of Kemper's common stock. See
            "MANAGEMENT: Consulting Agreement"

                    On March 3, 1999 the Company
            borrowed $100,000 from Brian Sorrentino, a greater than 5% shareholder of the Company's common stock and the principal of Source
            Management. The Company executed a promissory note for the loan amount at an interest rate of 12% per annum. The loan, due March 3, 2000, has not been paid as of the date of this filing.

            DIRECTOR COMPENSATION

                         The Company annually grants
            each member of its board of directors 10,000 shares of the Company's common stock.

            MANAGEMENT TEAM

                         The Company anticipates that
            its management team will act as consultants to identified target businesses. Once the Company has established a relationship with a target business, whether it acquires a controlling interest of an existing company or participates in the creation of a new company, it will analyze its operations, if any, and will integrate that company into the anticipated network of affiliated companies. The management team will provide financial, managerial and technical support to the network of affiliated companies and actively develop the business strategies, operations and individual management teams of the affiliated companies.

            EMPLOYMENT AGREEMENTS

                         The Company has not entered
            into employment agreements with any of its officers or employees. All key employees serve in their positions until further action of the President of the Company or the Board of Directors.

            CONSULTING AGREEMENT

                    On April 7, 1999 Kemper ratified a
            corporate services consulting agreement with
            Source Management Services, Inc.  Brian
            Sorrentino, a significant shareholder of
            SyndicationNet, is the president and sole director and shareholder of Source
            Management. Source Management is to oversee the general activities of Kemper on a day to day basis, develop and execute Kemper's business plan, assist in the preparation of audits, registration statements and the listing of Kemper's securities on the OTC
            Bulletin Board.  For the fiscal year 2000,
            Kemper has agreed to compensate Source
            Management the greater of $150 per hour or $17,500 per month. If and when Kemper's securities are traded on any United States securities market, Source Management will be awarded a bonus of 5% of the outstanding shares of Kemper's common stock.

            EXECUTIVE COMPENSATION

                     No officers of the Company earned
            more than $100,000 a year during any of the last three fiscal years. There is no key man life insurance on any director or officer.

                                   RISK FACTORS

            SYNDICATIONNET IS CURRENTLY OPERATING AT A LOSS

                         The Company currently operates
            at a loss. If losses continue, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. The
            Company's operations are subject to the
            risks and competition inherent in the
            establishment of a new business enterprise.
            There can be no assurance that future
            operations will be profitable. Revenues and profits, if any, will depend upon various factors, including whether the Company will be able to effectively evaluate the overall quality and industry expertise of potential acquisition candidates, whether the Company will have the funds to provide seed capital and mezzanine financing to e-commerce and Internet-related companies and whether the
            Company can develop and implement business models that capitalize on the Internet's ability to provide solutions to traditional companies. The Company may not achieve its business objectives and the failure to achieve such goals would have an adverse impact on it.

            SYNDICATIONNET DOES NOT HAVE FUNDS CURRENTLY
            AVAILABLE FOR ACQUISITIONS

                         SyndicationNet does not
            currently have funds reserved or available for the acquisition of controlling interests or for the creation of Internet or e-commerce businesses. The Company's strategy is to integrate affiliated companies into a network and to actively develop the business strategies, operations and management teams of the affiliated entities. SyndicationNet will need to raise funds in order to commence its business plan.

            SYNDICATIONNET MAY NEED TO RAISE ADDITIONAL
            FUNDS IN THE FUTURE FOR ITS OPERATIONS AND
            IF SYNDICATIONNET  IS UNABLE TO SECURE SUCH
            FINANCING, SYNDICATIONNET MAY NOT BE ABLE TO
            SUPPORT ITS OPERATIONS

                         Future events, including the
            problems, delays, expenses and difficulties frequently encountered by new companies, may lead to cost increases that could make the Company's funds insufficient to support its operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has the Company adopted a ratio of its equity to debt allowance. If the Company needs to obtain additional financing, such financing may not be available from any source, nor available on terms acceptable to the Company. Any future offering of securities may not be successful. If additional funds are raised through the issuance of equity securities, there may be a significant dilution in the value of the Company's outstanding common stock. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

            LIMITED TIME AVAILABLE FOR MANAGEMENT TEAM
            TO DEVOTE AFFAIRS OF SYNDICATIONNET

                         SyndicationNet intends that its
            management team will identify companies that are positioned to succeed and to assist those companies with financial, managerial and technical support. SyndicationNet's management team consists of individuals who are concurrently involved in other activities and careers and will be spending only a limited amount of time on the affairs of SyndicationNet.

            LIMITED EXPERIENCE WHICH MAY DIMINISH APPEAL
            TO POTENTIAL AFFILIATED COMPANIES

                         SyndicationNet has no
            experience in assisting development stages
            Internet or ecommerce businesses nor in
            establishing a network of affiliated network
            B2B companies. This lack of experience may diminish the appeal of the services offered by SyndicationNet to potential development stage companies.

            LIMITED OPERATING HISTORY ON WHICH TO MAKE
            AN INVESTMENT DECISION

                         The Company has a limited
            operating history upon which an investor may evaluate making an investment in the Company. Accordingly, in reviewing the actual operating results of the Company, an investor will only be able to examine the operating results of the Company's wholly-owned subsidiary in making an investment decision. While the Company intends to acquire Internet related businesses in exchange for cash or the issuance of securities, no acquisitions have been consummated and any future acquisitions may not be consummated.

            THERE IS NO CURRENT TRADING MARKET FOR
            SYNDICATIONNET'S SECURITIES

                    There is currently no established
            public trading market for the Company's
            securities. The Company can give no
            assurance that an active trading market in the Company's securities will develop or, if developed, that it will be sustained. The
            Company intends to apply for admission to quotation of its securities on the NASD OTC
            Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the Nasdaq SmallCap Market. If for any reason the Company's common stock is not listed on the NASD OTC Bulletin Board or a public trading market does not otherwise develop, shareholders may have difficulty selling their common stock should they desire to do so. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities.

            SYNDICATIONNET'S ACQUISITION STRATEGY MAY
            INVOLVE SPECULATIVE INVESTMENTS

                    The Company's success depends on its
            ability to develop or select companies that will be ultimately successful. If the Company consummates an acquisition of an Internet related company, economic, governmental, and internal factors outside the Company's control may affect the results of operations of such acquired company. The
            Company intends to seek out companies in the early stages of their development with limited operating history, little revenue and possible losses. If the Company becomes affiliated with such entities and they do not succeed, the value of the Company's assets, its results of operations and the price of the Company's common stock could decline.

            DEPENDENCE ON KEY PERSONNEL

                         The Company's success in
            achieving its growth objectives is dependant to a substantial extent upon the continuing efforts and abilities of certain key management personnel, including the efforts of retired Senator Vance Hartke, the Company's President, as well as other executive officers and management. The
            Company does not have employment agreements with any of its executive officers. The loss of the services of any of the executive officers may have a material adverse effect on the Company's business, financial condition, results of operations and liquidity. The Company can give no assurance that it will be able to maintain and achieve its growth objectives should the Company lose any or all of these individuals' services.

            DEPENDENCE ON THE VALUATIONS OF
            INTERNET-RELATED COMPANIES

                         The Company intends its
            strategy to involve consulting with start-up
            Internet companies and assisting them in their business development thereby creating value for the Company's shareholders. The
            Company may also take advantage of various potential business acquisition opportunities through the issuance of the Company's securities. The development of the Internet and electronic commerce market is in its early stages. If widespread commercial use of the Internet does not continue to develop, many Internet companies may not succeed including those acquired by the Company. The Company's success is further dependent on the acceptance by the public and private capital markets of
            Internet-related companies. If the capital markets for Internet-related companies or the initial public offerings of those companies weakens for an extended period of time, the Company may not be able to raise capital or take acquired companies public as a means of creating shareholder value.

            COMPLIANCE WITH THE INVESTMENT COMPANY ACT

                    The Company's ownership interest in
            companies that it seeks to consult with
            and/or acquire could result in the Company being classified as an investment company under the Investment Company Act of 1940. If the Company is required to register as an investment company, then it will incur substantial additional expenses as the result of the Investment Company Act of 1940's record keeping, reporting, voting, proxy disclosure and other legal requirements. The Company has obtained no formal determination from the Securities and Exchange Commission as to its status under the Investment Company Act of 1940. Any violation of such Act could subject the Company to material adverse consequences.
            In the event the Company engages in business combinations which result in it holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act of 1940. Passive investment interests, as used in the Investment Company Act, essentially means investments held by entities which do not provide management or consulting services or are not involved in the business whose securities are held. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs.
            Restrictions on transactions between an
            investment company and its affiliates under the Investment Company Act of 1940 would make it difficult, if not impossible, for the Company to implement its business strategy of actively managing, operating and promoting collaboration among the Company's to be acquired network of affiliated entities.

            GOVERNMENT REGULATIONS AND LEGAL UNCERTAINTIES

                    Currently, there are few laws or
            regulations directed specifically at
            electronic commerce. However, because of the Internet's popularity and increasing use, new laws and regulations may be adopted. New laws and regulations may cover issues such as the collection and use of data from Web site visitors and related privacy issues, pricing, content, copyrights, distribution and quality of goods and services. The enactment of any additional laws or regulations may impede the growth of the Internet and place additional financial burdens on the Company's business and the businesses of the companies that may be acquired in the future. Laws and regulations directly applicable to Internet businesses and electronic communication are becoming more prevalent. For example, the United
            States Congress enacted laws regarding
            online copyright infringement and the
            protection of information collected online from children. Although these laws may not have a direct adverse effect on the Company's business , they add to the legal and regulatory burden faced by Internet companies.

                    There can be no assurance that
            existing laws and regulations which are not currently applicable to the Company will not be interpreted more broadly in the future so as to apply to the Company's existing activities or that new laws and regulations will not be enacted with respect to the Company's activities, either of which could have a material adverse effect on the Company's business, financial condition, results of operations and liquidity.

            SHARES AVAILABLE FOR FUTURE SALE MAY AFFECT
            THE LIQUIDITY OF SYNDICATIONNET'S COMMON
            STOCK

                         The market price of the
            Company's common stock could drop, assuming a trading market for the Company's shares is established, if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Company's ability to raise additional capital by selling equity securities.

            ADDITIONAL SHARES ENTERING THE MARKET, IF
            ONE SHOULD DEVELOP, PURSUANT TO RULE 144
            WITHOUT ADDITIONAL CAPITAL CONTRIBUTION

                         The outstanding restricted
            shares of the Company will become eligible for sale in the public market pursuant to Rule 144 without additional capital contribution to the Company. The addition of such shares to the shares already available to the public market, may reduce the then current market price of the Company's shares without any increase to the Company's capital which may result in a dilution in the value of the outstanding shares.

            THE APPLICATION OF THE "PENNY STOCK
            REGULATION" COULD ADVERSELY AFFECT THE
            MARKET PRICE OF SYNDICATIONNET'S COMMON STOCK

                         Upon commencement of trading in
            the Company's common stock, if such occurs
            (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase.
            Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities and may have the effect of reducing the level of trading activity of the Company's common stock in the secondary market. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's common stock will reach or maintain such a level.

            FUTURE AUTHORIZATION OF SYNDICATIONNET'S
            PREFERRED STOCK MAY HAVE AN ADVERSE EFFECT
            ON THE RIGHTS OF HOLDERS OF THE COMMON
            STOCK.

                         The Company may, without
            further action or vote by its shareholders, designate and issue additional shares of its preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the Company's common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make a possible takeover of the Company or the removal of its management more difficult and discharge hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

            THE AVAILABILITY OF LUMBER

                         The availability and costs of
            obtaining softwood and hardwood lumber are critical elements for the Company's subsidiary, Kemper, to continue to operate its business operations. The supply of trees of acceptable size for the production of utility poles and has decreased in recent years in relation to the demand, and accordingly, prices have increased.
            Moreover, the supply of timber, and
            therefore lumber, is significantly affected by the availability of timber from public lands, particularly in the Pacific
            Northwest. In response to environmental
            concerns, the United States government has, over recent years, reduced the amount of timber offered for sale. The Company can give no assurance that it will be able to source wood raw materials at economic prices in the future.

            CYCLES AFFECTING LUMBER AND OTHER WOOD PRICES

                         The demand for, and prices of,
            timber and manufactured wood products,
            including lumber, are affected primarily by the cyclical supply and demand factors of the forest products industry. Factors that may affect the price of timber that are outside the control of the Company include general economic conditions, interest rates, residential construction activities and the whether conditions for harvesting of timber.


            DEPENDENCE ON ONE CUSTOMER

                         Kemper currently has one
            customer which accounts for 100% of its
            revenues. Kemper does not have a written contract with its current customer.
            Although Kemper is continually negotiating contracts with potential customers, a loss of its only customer would greatly affect the operating results of Kemper and of the Company.


ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

                         Not applicable.


ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                         On October 30, 2000 in
            connection with the acquisition by
            Generation of Life2K.com, Generation
            dismissed its independent accountant,
            Weinberg & Company, P.A., ("Weinberg").
            None of the reports of Weinberg on the
            Generation financial statements during the past two fiscal years contained an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. During Generation's engagement of Weinberg, there were no disagreements with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg's satisfaction would have caused
            Weinberg to make reference to the subject matter of the disagreement in connection with its report.


ITEM 5.     OTHER EVENTS

                         Not applicable.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

                     The sole officer and director of
            Generation resigned effective upon
            completion of the Acquisition.

ITEM 7.     FINANCIAL STATEMENTS

                    No financial statements are filed
            herewith. The Registrant is required to file audited financial statements no later than 60 days after the date that this report must be filed.

ITEM 8.  CHANGE IN FISCAL YEAR


                    Not applicable.

EXHIBITS

            2.0          Agreement and Plan of Reorganization

            2.1          Agreement and Plan of Merger

            16.0         Letter from former accountants
                         on change in certifying
                         accountants

                                    SIGNATURES


                         Pursuant to the requirements of
            the Securities Exchange Act of 1934, the
            Registrant has duly caused this Current
            Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SYNDICATION NET.COM, INC.

                                   BY /s/ Vance Hartke
                                      President
           November 2, 2000